SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant     |X|

Filed by a Party other than the Registrant     |_|

Check the appropriate box:

| |      Preliminary Proxy Statement
|X|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
|_|      Confidential, for Use of the Commission
         Only (as permitted by Rule 14a-6(e)(2))

                                 PTN Media, Inc.
                 ----------------------------------------------
                (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|      No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1)  Title of each class of securities to which transaction applies:
         Common Stock, par value $.0001 per share

    (2)  Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4)  Proposed maximum aggregate value of transaction:

    (5)  Total fee paid:

    |_| Fee paid previously with preliminary materials.

    |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:
    (2)  Form, Schedule or Registration Statement No.:
    (3)  Filing Party:
    (4)  Date Filed:

                                 PTN MEDIA, INC.
                      455 East Eisenhower Parkway, Suite 15
                            Ann Arbor, Michigan 48108
                                 (734) 327-0610



                                  May 28, 2002




Dear Fellow Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of PTN Media, Inc. (the "Company"), to be held at 10:00 a.m., Eastern Daylight Time on June 24, 2002, at the Fairfield Inn Hotel at 120 Consumer Square Drive, Mooresville, North Carolina 28117.

     At the meeting, you will be asked to consider and vote upon (i) the election of one Director of the Company to serve for a one year term; (ii) a proposal to change the name of the Company from PTN Media, Inc. to Legend Mobile, Inc.; (iii) a proposal to approve the Company's 2002 Stock Option Plan; and (iv) the appointment of Stonefield Josephson, Inc. as the Company's independent public accountants for the year ending December 31, 2002.

     The vote of every stockholder is important. Whether or not you plan to attend the meeting, it is important that your shares be represented. Accordingly, we urge you to sign, date, and mail the enclosed proxy in the envelope provided at your earliest convenience.

     Thank you for your cooperation.

                                                      Very truly yours,


                                                      Peter Klamka
                                                      Chairman of the Board and
                                                      Chief Executive Officer

                                 PTN MEDIA, INC.
                            ------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of
PTN Media, Inc.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of PTN Media, Inc. (the "Company") will be held on June 24, 2002 at 10:00 a.m., Eastern Daylight Time, at the Fairfield Inn Hotel at 120 Consumer Square Drive, Mooresville, North Carolina 28117 for the following purposes:

     1.   To elect a Director to serve a one year term;

     2. To approve a proposal to change the name of the Company from PTN Media, Inc. to Legend Mobile, Inc.;

     3. To consider and vote upon a proposal to approve the Company's 2002 Stock Option Plan;

     4. To ratify the appointment of Stonefield Josephson, Inc. as the Company's independent public accountants for the year ending December 31, 2002; and

     5. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on May 24, 2002, as the record date for determination of those stockholders who will be entitled to notice of and to vote at the meeting and any adjournment thereof.

     If you plan to attend the meeting, please mark the appropriate box on your proxy card. Upon receipt of the card, an admission ticket will be sent to you.

     Whether or not you expect to attend, STOCKHOLDERS ARE REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED FORM OF PROXY IN THE ENVELOPE PROVIDED. No postage is required if mailed in the United States.


                                              By Order of the Board of Directors


                                              Peter Klamka
                                              Secretary

Ann Arbor, Michigan
May 28, 2002

                                 PTN MEDIA, INC.
                      455 East Eisenhower Parkway, Suite 15
                            Ann Arbor, Michigan 48108
                                 (734) 327-0610


                            ------------------------
                                 PROXY STATEMENT
                            ------------------------
                               GENERAL INFORMATION

Proxy Solicitation

     This Proxy Statement is furnished to the holders of the Common Stock, $.001 par value per share ("Common Stock"), of PTN Media, Inc. (the "Company") in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on June 24, 2002 at 10:00 a.m. Eastern Daylight Time at the Fairfield Inn Hotel at 120 Consumer Square Drive, Mooresville, North Carolina 28117 and at any adjournment thereof. The purposes of the meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders. At present, the Board of Directors knows of no other business which will come before the meeting.

     The Notice of Annual Meeting, Proxy Statement, and form of proxy will be mailed to stockholders on or about May 26, 2002. The Company will bear the cost of its solicitation of proxies. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, telegram, and telefax by the directors, officers and employees of the Company. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held by such persons, and the Company may reimburse such custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

Revocability And Voting Of Proxy

     A form of proxy for use at the meeting and a return envelope for the proxy are enclosed. Stockholders may revoke the authority granted by their execution of proxies at any time before their effective exercise by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date or by voting in person at the meeting. Shares of Common Stock represented by executed and unrevoked proxies will be voted in accordance with the instructions specified thereon. If no instructions are given, the proxies will be voted FOR the election as Director of the person nominated by the Board of Directors; FOR the proposal to change the name of the Company from PTN Media, Inc. to Legend Mobile, Inc.; FOR the proposal to approve the Company's 2002 Stock Option Plan; and FOR the ratification of the appointment of Stonefield Josephson, Inc. as the Company's independent public accountants for the fiscal year ending December 31, 2002.

Record Date And Voting Rights

     Only Common Stockholders of record at the close of business on May 24, 2002 (the "Record Date") are entitled to notice of the Annual Meeting and to vote the shares of Common Stock held by them on that date at the Annual Meeting or any adjournment or postponement thereof. Only holders of Common Stock will be entitled to vote at the Annual Meeting. Each outstanding share of Common Stock entitles its holder to cast one vote on each matter to be voted on at the Annual Meeting. There were outstanding on May 24, 2002, the record date for stockholders entitled to notice of and to vote at the Annual Meeting, 6,524,161 shares of Common Stock issued and outstanding.

     Votes cast at the meeting will be tabulated by persons appointed as inspectors of election of the meeting. The inspectors of election will treat shares of Common Stock represented by a properly signed and returned proxy as "present" at the meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Likewise, the inspectors of election will treat shares of Common Stock represented by "broker non-votes" as present for purposes of determining a quorum and not voted. Abstentions will also be counted for purposes of determining the presence of a quorum at the Annual Meeting.

     The Nominees for election to the board of Directors receiving the greatest number of affirmative votes cast by the holders of Common Stock, will be elected as director. Accordingly, abstentions or broker non-votes as to the election of director will have no effect on the election of director.

Quorum

     The presence, either in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on May 24, 2002 is necessary to constitute a quorum at the Annual Meeting.

Other Matters

     Because of the required votes, abstentions will have the same effect as a vote against the proposals, to change the name of the Company from PTN Media, Inc. to Legend Mobile, Inc.; to approve the Company's 2002 Stock Option Plan; and to ratify the appointment of the Company's independent public accountants. The affirmative vote of the holders of 50.1% of the shares voted at the meeting, in person or by proxy, and entitled to vote on the proposals is required for the approval of the four proposals set forth in this Proxy Statement.

     At May 24, 2002, directors and executive officers of the Company and their affiliates beneficially owned 2,760,174 shares of the voting stock of the Company, or 42.3% of the total shares of voting stock of the Company outstanding on such date.


                         BOARD AND MANAGEMENT OWNERSHIP

     The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock, as of May 1, 2002, by (i) each person known to the Company to beneficially own more than 5% of the outstanding shares of Common Stock of the Company, (ii) each director of the Company and each nominee for election as a director and (iii) all directors, nominees for director and executive officers as a group.

                                              Number              Percentage
                                              of Shares (1)   Beneficially Owned
                                              -------------   ------------------
Peter Klamka (2)                               2,234,174(3)          34.2%
Chris H. Giordano (4)                            526,000(5)           8.1%
American Nortel Communications, Inc. (6)         400,000              6.1%
All officers and directors
  as a group (2 persons)                       2,760,174             48.4%

     (1) Except as otherwise indicated, the Company believes that the beneficial owners of Common Stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

     (2)  Mr. Klamka's address is the same as that of PTN Media, Inc.

     (3) Includes 250,000 currently exerciseable options to purchase 250,000 shares of common stock at $4.50 per share.

     (4) Mr. Giordano's address is Four Dogwood Court, West Patterson, New Jersey 07424.

     (5) Includes 125,000 currently exercisable options to purchase 125,000 shares of common stock at $3.00 per share.

     (6) American Nortel Communications, Inc.'s business address is 7201 East Camelback Road, Suite 320, Scottsdale, Arizona 85251.

PROPOSAL 1 -- ELECTION OF DIRECTORS

     At the meeting, one director, Peter Klamka, is to be elected to serve for a one-year term. The Director will serve until the next Annual Meeting or until his successor is elected.

     The shares represented by the enclosed Proxy will be voted for the election as directors of the nominee named below. Mr. Klamka is a member of the present Board. If Mr. Klamka becomes unavailable to stand for re-election for any reason or if a vacancy on the Board shall occur before the election (which events are not anticipated), the holders of the Proxy may vote for such other person in accordance with their best judgment, but not more than one person may be voted to serve as director.

     The information appearing in the following table, with notes thereto, has been furnished to the Company by the respective nominees.

                                                     Principal Occupation
Name of Nominee            Age                        For Past Ten Years
---------------            ---               -----------------------------------
Peter Klamka                33               Mr. Klamka has been the Chairman of
                                             the Board and Chief Executive
                                             Officer of the Company since its
                                             inception in May 1997. From 1990 to
                                             1991, Mr. Klamka was employed as an
                                             analyst with Credit Lyonnais. From
                                             1991-1993, he was employed by DMA
                                             Holdings, a private investment
                                             company that invested in and
                                             acquired automotive parts
                                             suppliers. From 1993-1994, Mr.
                                             Klamka was the owner and sole
                                             stock- holder of General Display.
                                             In 1994, Mr. Klamka founded
                                             Wilshire Fragrance where he served
                                             as Chief Executive Officer. Mr.
                                             Klamka received his Bachelor of
                                             Arts degree from the University of
                                             Michigan.

The Board of Directors Recommends That You Vote For The Nominee Listed Above.

Meeting of the Board of Directors

     During the Company's fiscal year ended December 31, 2001, the Board of Directors held two meetings and acted one time by unanimous written consent.

Section 16(a) Beneficial Ownership Reporting Compliance

     Pursuant to Section 16 (a) of the Securities Exchange Act of 1934, and the rules issued thereunder, the Company's directors and executive officers are required to file with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. reports of ownership and changes in ownership of Common Stock and other equity securities of the Company. Copies of such reports are required to be furnished to the Company. Based solely on a review of the copies of such reports furnished to the Company, or written representations that no other reports were required, the Company believes that, during the Company's fiscal year ended December 31, 2001, all of its executive officers and directors complied with the requirements of Section 16 (a).

Director Compensation

     Mr. Klamka did not receive any compensation during the most recent fiscal year for serving in his position as a director.

Executive Compensation

     The following table sets forth the annual compensation paid to executive officers of the Company for the three fiscal years ended December 31, 2001.


                                                                Long Term Compensation
Name and                                       Other Annual      Awards - Securities            Underlying
Principal Position         Year    Salary($)      Bonus($)          Compensation(3)        Options(#)/Warrants(#)
-----------------          ----    --------    ------------     -----------------------    ---------------------

Peter Klamka (1)           2001     $0              $0                   $0                        0
Chairman of the            2000     $0              $0                   $0                        0
Board and Chief            1999     $45,000         $0                   $0                        250,000
Executive Officer

---------------

(1) Mr. Klamka has an oral agreement with the company to receive a base salary of $100,000 per year and such other compensation as the Board of Directors shall designate. During 1998, Mr. Klamka was issued 16,666 shares of Common
     Stock as compensation for services in 1997. Mr. Klamka has waived any additional salary payable to him for services provided during the year ended December 31, 1997, and has stated to the Company that he expects to waive any further salary payable to him for the foreseeable future, although no assurance thereof can be given by him.

                       OPTIONS GRANTS IN LAST FISCAL YEAR

     The following table contains information concerning stock option grants made to each of the named executive officers in fiscal 2001.

                                             INDIVIDUAL GRANTS

                           Number of Securities               Percent of Total Options
                           Underlying Options                 Granted to Employees          Exercise Price
Name                       Granted(#)                         in Fiscal Year                ($/Sh)
---------------------      --------------------               ------------------------       -------------
Peter Klamka               0                                  --(1)                              --
Chief Executive            0                                  --                                 --
Officer

---------------------------
(1) No options were granted to the Company's employees in the fiscal year ended December 31, 2001.

                   OPTION EXERCISES AND FISCAL YEAR-END VALUES

     The following table sets forth information concerning option exercises and option holdings for fiscal year 2001 with respect to each of the named executive officers. No named executive officers exercised any options during such year.

               AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES

                                                                                                 Value of
                                                   Underlying Unexercised Options          In-the-money Options
                                      Value            at Fiscal Year End(#)                at Fiscal YearEnd($)
  Name           Shares Acquired    Realized($)       Exercisable/Unexercisable          Exercisable/Unexercisable(1)
---------------  ---------------    ----------        -------------------------          ---------------------------

Peter Klamka            0                0               250,000/0 exercisable                $0 exercisable/
                                                                                              $0 unexercisable

                      EQUITY COMPENSATION PLAN INFORMATION
                      ------------------------------------

                                Number of securities to be   Weighted-average       Number of securities remaining
                                issued upon exercise of      exercise price of      available for future issuance
                                outstanding options,         outstanding options,   under equity compensation plans
Plan category                   warrants and rights          warrants and rights    (excluding securities reflected in column (a))
-------------                   -------------------          -------------------    ----------------------------------------------

                                            (a)                       (b)                          (c)
Equity compensation plans
approved by security holders             1,150,000                   $2.29                          0
Equity compensation plans not
approved by security holders             1,291,000                   $2.53                          0
Total                                    2,441,000                   $2.42                          0

Material Features of Each Non-Security Holder-Approved Plan

     Of the 1,291,000 shares issuable upon options or warrants that were not approved by security holders:

     (a) 380,000 and 435,000 are issuable upon the exercise of options delivered to certain individual investors in connection with the issuance of notes payable by the Company; these options (are fully vested) and expire as follows: (i) 100,000 on 12/1/02, (ii) 200,000 on 6/20/04, and (iii) 80,000 on 8/10/04, unless earlier exercised;

     (b) 25,000 are issuable upon the exercise of options delivered to Lehman & Eilen LLP for legal services rendered; these options (are fully vested) and expire on 1/1/09, unless earlier exercised;

     (c) 600,000 are issuable upon the exercise of options delivered to Fegan & Associates for consulting services rendered; these options (are fully vested) and expire on as follows: (i) 200,000 on 10/31/02, and (ii) 400,000 on 10/23/04, if not earlier exercised;

     (d) 115,500 are issuable upon the exercise of warrants delivered to Mr. Klamka for services rendered to the Company; these warrants (are fully vested) and expire on 3/26/06, if not earlier exercised; and

     (e) 115,500 are issuable upon the exercise of warrants delivered to Mr. Giordano for services rendered to the Company; these warrants (are fully vested) expire on 3/26/06, if not earlier exercised.

Employment Agreements

     The Company does not have any employment or other written agreement with Peter Klamka, its Chairman, President and Chief Executive Officer. Mr. Klamka has an oral agreement with the Company to receive a base salary of $100,000 per year and such other compensation as the Board of Directors shall designate. The Company believes that Mr. Klamka will continue to waive a portion of the base salary for the foreseeable future, although no assurance can be given.

     Mr. Klamka is involved in other business ventures, including the ownership of over 500,000 shares of American Sports History, Inc. (approximately 5.5% of its outstanding capital stock), a Nasdaq Bulletin Board company, but he intends to devote substantially all his business time and effort on behalf of the Company for the foreseeable future. Mr. Klamka has orally committed that, for so long as the Company shall be in existence, he shall conduct no business relating to models or fashion personalities other than through the Company.

     We have no employment or other written agreement with Mr. Giordano.

Limits On Liability And Indemnification

     The Company's Certificate of Incorporation eliminates the personal liability of its directors to the Company and its stockholders for monetary damages for breach of the directors' fiduciary duties in certain circumstances. The Certificate of Incorporation further provides that the Company will indemnify its officers and directors to the fullest extent permitted by law. The Company believes that such indemnification covers at least negligence and gross negligence on the part of the indemnified parties. Insofar as indemnification for liabilities under the Securities Act may be permitted to directors, officers, and controlling persons of the Company pursuant to the foregoing provisions or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.




PROPOSAL 2 - PROPOSAL TO CHANGE THE NAME OF THE COMPANY

What Am I Voting On?

     A proposal to change the name of the Company from PTN Media, Inc. to Legend Mobile, Inc.

     The Board of Directors has unanimously approved, and recommended for adoption by stockholders at the Annual Meeting, an amendment to Article First of the Company's Certificate of Incorporation to change the name of the Company to Legend Mobile, Inc. To accomplish this name change, it is necessary to amend the applicable provision of the Company's Certificate of Incorporation.

     The affirmative vote of the holders of the majority of the shares of Common Stock present in person or represented and entitled to vote is required for the approval of Proposal 2.

     The change of the Company's name will not affect in any way the validity of currently outstanding stock certificates. Stockholders will not be required to surrender or exchange any stock certificates that they currently hold.

     The Board of Directors believes that the adoption of the proposed amendment of the Certificate of Incorporation is the best interests of the Company and the stockholders as important and positive changes are occurring at the Company. While the PTN Media name has served the Company well, the Board of Directors believe that the name Legend Mobile, Inc. better reflects the presence of the Company in branded hand-held devices, software and communications services. Accordingly, the Board of Directors is proposing that Article First of the Certificate of Incorporation be amended to change the name of the Company to "Legend Mobile, Inc."

     The full text of Article First of the Certificate of Incorporation, as proposed to be amended, is as follows:

     "FIRST: The name of the Corporation is Legend Mobile, Inc."

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL 2.

PROPOSAL 3 - PROPOSAL TO APPROVE THE COMPANY'S 2002 STOCK OPTION PLAN

     On May 7, 2002, the Board of Directors adopted the Company's 2002 Stock Option Plan for officers and key employees, advisers and consultants of the Company and its subsidiaries. The principal features of the Plan, as amended, are summarized below, but such summary is qualified in its entirety by reference to the full text of the Plan, which is attached hereto as Exhibit A.

     Under the Plan, up to an aggregate of 500,000 shares of the Company's Common Stock may be issued pursuant to stock options, subject to adjustment in the case of certain corporate transactions.

     The options may be either options intended to qualify as "incentive stock options", as that term is defined in the Internal Revenue Code of 1986, as amended (the "Code"), or non-statutory options. The per share exercise price of options granted under the Plan may not be less than 100% of the Fair Market Value (as defined below) of a share of the Company's Common Stock on the date of grant. Shares of Common Stock acquired under the Plan may be treasury shares, including shares purchased in the open market for the use in the Plan, newly issued shares, or a combination thereof. Fair Market Value, as of any date, means the closing sales price of a share of Common Stock as reported by the National Association of Securities Dealers, Inc.

     The affirmative vote of the holders of a majority of the shares of Common Stock voted at the Annual Meeting, in person or by proxy, is required for the Plan to be effective.

     The Board of Directors unanimously recommends that stockholders vote FOR approval of the Plan.

PROPOSAL 4 -- RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     Although the By-Laws of the Company do not require the submission of the selection of independent auditors to the stockholders for approval, the Board of Directors considers it desirable that its appointment of independent auditors be ratified by the stockholders. Stonefield Josephson, Inc. has been appointed to serve in that capacity for the 2002 fiscal year. The Board of Directors will ask the stockholders to ratify the appointment of this firm as independent auditors for the Company at the Annual Meeting.

     In the event that such appointment is not ratified by the stockholders, it is anticipated that Stonefield Josephson, Inc. will serve as the Company's independent auditors for the 2002 fiscal year.

     A representative of Stonefield Josephson, Inc. will be present at the Annual Meeting and will be available to respond to appropriate questions from stockholders.

     The affirmative vote of the holders of a majority of the shares of Common Stock voted at the Annual Meeting, in person or with proxy, is required for the approval of Proposal 4.

     The Board Of Directors Unanimously Recommends That You Vote For The Appointment Of Stonefield Josephson, Inc. as the Company's Independent Auditors.

                              STOCKHOLDER PROPOSALS

     All stockholder proposals which are intended to be presented at the Annual Meeting of Stockholders of the Company in the Year 2003 must be received by the Company no later than January 31, 2003 for inclusion in the Board of Directors' proxy statement and form of proxy relating to the meeting.

                                 OTHER BUSINESS

     The Board of Directors knows of no other business to be acted upon at the meeting. However, if any other business properly comes before the meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their best judgment.

     The prompt return of the proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the meeting, please sign the proxy and return it in the enclosed envelope.

                                  ANNUAL REPORT

     The Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001, and the Company's Quarterly Report on Form 10-QSB for the quarterly period ended March 31, 2002 are being mailed with this proxy statement.

                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    Peter Klamka
                                    Secretary
Dated: May 28, 2002

                                                                       Exhibit A

                                 PTN MEDIA, INC.
                             2002 STOCK OPTION PLAN

     1. Establishment, Purpose and Types of Awards
        ------------------------------------------

     PTN Media, Inc. hereby establishes the PTN MEDIA, INC. 2002 STOCK OPTION PLAN (the "Plan"). The purpose of the Plan is to promote the long-term growth and profitability of PTN Media, Inc. (the "Corporation") by (i) providing key people with incentives to improve stockholder value and to contribute to the growth and financial success of the Corporation and (ii) enabling the Corporation to attract, retain and reward the best available persons for positions of substantial responsibility.

     The Plan permits the granting of stock options, including nonqualified stock options and incentive stock options qualifying under Section 422 of the Code, in any combination (collectively, "Options").

     2. Definitions
        -----------

     Under this Plan, except where the context otherwise indicates, the following definitions apply:

          (a) "Board" shall mean the Board of Directors of the Corporation.

          (b) "Change in Control" shall mean: (i) an acquisition of the Corporation, which in the sole discretion of the Board immediately prior to such acquisition, is determined to be an acquisition hostile to, and not in the best interests of, the stockholders of the Corporation, or (ii) an acquisition of fifty percent (50%) or more of the combined voting power of the Corporation's then outstanding securities by any person (other than Peter Klamka), as such term is used in Sections 13(d) and 14(d)(ii) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or (iii) a change in the composition of the Board so that a majority of the members of the Board immediately prior to such change of control or change in composition of the Board, is determined to be a change hostile to, and not in the best interests of, the stockholders of the Corporation.

          (c) "Code" shall mean the Internal Revenue Code of 1986, as amended, and any regulations issued thereunder.

          (d) "Committee" shall mean the Board or committee of Board members appointed pursuant to Section 3 of the Plan to administer the Plan.

 (e) "Common Stock" shall mean shares of the Corporation's common stock, $.0001 par value.

          (f) "Fair Market Value" of a share of the Corporation's Common Stock for any purpose on a particular date shall be determined in a manner such as the Committee shall in good faith determine to be appropriate; provided, however, that if the Common Stock is publicly traded, then Fair Market Value shall mean the last reported sale price per share of Common Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on a national securities exchange or included for quotation on a system established by the National Association of Securities Dealers, Inc. ("Nasdaq System"), or if the Common Stock is not so listed or admitted to trading or included for quotation, the last quoted price, or if the Common Stock is not so quoted, the average of the high bid and low asked prices, regular way, in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotations system that may then be in use or, if the Common Stock is not quoted by any such organization, the average of the closing bid and asked prices, regular way, as furnished by a professional market maker making a market in the Common Stock as selected in good faith by the Committee or by such other source or sources as shall be selected in good faith by the Committee; and, provided further, that in the case of incentive stock options, the determination of Fair Market Value shall be made by the Committee in good faith in conformance with the Treasury Regulations under Section 422 of the Code. If, as the case may be, the relevant date is not a trading day, the determination shall be made as of the next preceding trading day. As used herein, the term "trading day" shall mean a day on which public trading of securities occurs and is reported in the principal consolidated reporting system referred to above, or if the Common Stock is not listed or admitted to trading on a national securities exchange or included for quotation on the Nasdaq System, any day other than a Saturday, a Sunday or a day in which banking institutions in the State of New York are closed.

          (g) "Grant Agreement" shall mean a written agreement between the Corporation and a grantee memorializing the terms and conditions of an Option granted pursuant to the Plan.

          (h) "Grant Date" shall mean the date on which the Committee formally acts to grant an Option to a grantee or such other date as the Committee shall so designate at the time of taking such formal action.

          (i) "Parent" shall mean a corporation, whether now or hereafter existing, within the meaning of the definition of "parent corporation" provided in Section 424(e) of the Code, or any successor thereto of similar import.

          (j) "Rule 16b-3" shall mean Rule 16b-3 as in effect under the Exchange Act on the effective date of the Plan, or any successor provision prescribing conditions necessary to exempt the issuance of securities under the Plan (and further transactions in such securities) from Section 16(b) of the Exchange Act.


          (k) "Subsidiary" and "subsidiaries" shall mean only a corporation or corporations, whether now or hereafter existing, within the meaning of the definition of "subsidiary corporation" provided in Section 424(f) of the Code, or any successor thereto of similar import.

     3. Administration
        --------------

          (a) Procedure. The Plan shall be administered by the Board. In the alternative, the Board may appoint a Committee consisting of not less than two
(2) members of the Board to administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and, thereafter, directly administer the Plan. In the event that the Board is the administrator of the Plan in lieu of a Committee, the term "Committee" as used herein shall be deemed to mean the Board. The Plan shall be administered in accordance with the then effective provisions of Rule 16b-3, provided that any amendment to the Plan required for compliance with such provisions shall be made in accordance with Section 10 of the Plan.

     Members of the Board or Committee who are either eligible for Options or have been granted Options may vote on any matters affecting the administration of the Plan or the grant of Options pursuant to the Plan, except that no such member shall act upon the granting of an Option to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or the Committee during which action is taken with respect to the granting of an Option to him or her.

     The Committee shall meet at such times and places and upon such notice as it may determine. A majority of the Committee shall constitute a quorum. Any acts by the Committee may be taken at any meeting at which a quorum is present and shall be by majority vote of those members entitled to vote. Additionally, any acts reduced to writing or approved in writing by all of the members of the Committee shall be valid acts of the Committee.

          (b) Powers of the Committee. The Committee shall have all the powers vested in it by the terms of the Plan, such powers to include authority, in its sole and absolute discretion, to grant Options under the Plan, prescribe Grant Agreements evidencing such Options and establish programs for granting Options.

The Committee shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to:

          (i) determine the eligible persons to whom, and the time or times at which Options shall be granted,

          (ii) determine the types of Options to be granted,

          (iii) determine the number of shares to be covered by each Option,

          (iv) impose such terms, limitations, restrictions and conditions upon any such Option as the Committee shall deem appropriate,

          (v) modify, extend or renew outstanding Options, accept the surrender of outstanding Options and substitute new Options, provided that no such action shall be taken with respect to any outstanding Option which would adversely affect the grantee without the grantee's consent, and

          (vi) accelerate or otherwise change the time in which an Option may be exercised, in whole or in part, including, but not limited to, any restriction or condition with respect to the vesting or exercisability of an Option following termination of any grantee's employment.

     The Committee shall have full power and authority to administer and interpret the Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Committee deems necessary or advisable and to interpret same, all within the Committee's sole and absolute discretion.

          (c) Limited Liability. To the maximum extent permitted by law, no member of the Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any Option thereunder.

          (d) Indemnification. To the maximum extent permitted by law, the members of the Committee shall be indemnified by the Corporation in respect of all their activities under the Plan.

          (e) Effect of Committee's Decision. All actions taken and decisions and determinations made by the Committee on all matters relating to the Plan pursuant to the powers vested in it hereunder shall be in the Committee's sole and absolute discretion and shall be conclusive and binding on all parties concerned, including the Corporation, its stockholders, any participants in the Plan and any other employee of the Corporation, and their respective successors in interest.

     4. Shares Available for the Plan: Maximum Awards
        ---------------------------------------------

     Subject to adjustments as provided in Section 9 of the Plan, the shares of stock that may be delivered or purchased under the Plan, including with respect to incentive stock options intended to qualify under Section 422 of the Code, shall not exceed an aggregate of 500,000 shares of Common Stock of the Corporation. The Corporation shall reserve said number of shares for Options to be awarded under the Plan, subject to adjustments as provided in Section 9 of the Plan. If any Option, or portion of an Option, under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or canceled as to any shares, the shares subject to such Option shall thereafter be available for further Options under the Plan unless such shares would not be deemed available for future Options pursuant to Section 16 of the Exchange Act.

     The maximum number of shares of Common Stock subject to Options of any combination that may be granted during any 12 consecutive month period to any one individual shall be limited to 350,000 shares. To the extent required by
Section 162(m) of the Code, shares of Common Stock subject to the foregoing limit with respect to which the related Option is terminated, surrendered or canceled shall not again be available for grant under this limit.

     5. Participation
        -------------

     Participation in the Plan shall be open to all employees, advisers, consultants, officers and directors of the Corporation, or of any Parent or Subsidiary of the Corporation, as may be selected by the Committee from time to time. Notwithstanding the foregoing, participation in the Plan with respect to awards of incentive stock options shall be limited to employees of the Corporation or of any Parent or Subsidiary of the Corporation. To the extent necessary to comply with Rule 16b-3 or to constitute an "outside director" within the meaning of Section 162(m) of the Code, and only in the event that Rule 16b-3 or Section 162(m) of the Code is applicable to the Plan or an Option awarded thereunder, Committee members shall not be eligible to participate in the Plan while members of the Committee.

     Options may be granted to such eligible persons and for or with respect to such number of shares of Common Stock as the Committee shall determine, subject to the limitations in Section 4 of the Plan. A grant of any type of Option made in any one year to an eligible person shall neither guarantee nor preclude a further grant of that or any other type of Option to such person in that year or subsequent years.

     6. Stock Options
        -------------

     Subject to the other applicable provisions of the Plan, the Committee may from time to time grant to eligible participants nonqualified stock options or incentive stock options as that term is defined in Section 422 of the Code. The Options granted shall be subject to the following terms and conditions.

          (a) Grant of Option. The grant of an Option shall be evidenced by a Grant Agreement, executed by the Corporation and the grantee, stating the number of shares of Common Stock subject to the Option evidenced thereby and the terms and conditions of such Option, in such form as the Committee may from time to time determine.

          (b) Price. The price per share payable upon the exercise of each Option ("exercise price") shall be determined by the Committee; provided, however, that in the case of incentive stock options, the exercise price shall not be less than 100% of the Fair Market Value of the shares on the date the Option is granted.

          (c) Payment. Options may be exercised in whole or in part by payment of the exercise price of the shares to be acquired in accordance with the provisions of the Grant Agreement, and/or such rules and regulations as the Committee may have prescribed, and/or such determinations, orders, or decisions as the Committee may have made. Payment of the exercise price shall be made in cash (or cash equivalents acceptable to the Committee) or by such other means as the Committee may prescribe. The Corporation may make or guarantee loans to grantees to assist grantees in exercising Options.

     The Committee, subject to such limitations as it may determine, may authorize payment of the exercise price, in whole or in part, by delivery of a properly executed exercise notice, together with irrevocable instructions, to:
(i) a brokerage firm designated by the Corporation to deliver promptly to the Corporation the aggregate amount of sale or loan proceeds to pay the exercise price and any withholding tax obligations that may arise in connection with the exercise, and (ii) the Corporation to deliver the certificates for such purchased shares directly to such brokerage firm.

          (d) Terms of Options. The term during which each Option may be exercised shall be determined by the Committee. In no event shall an Option be exercisable less than six months nor more than ten years from the date it is granted. Prior to the exercise of the Option and delivery of the shares certificates represented thereby, the grantee shall have none of the rights of a stockholder with respect to any shares represented by an outstanding Option.

          (e) Restrictions on Incentive Stock Options. The aggregate Fair Market Value (determined as of the Grant Date) of shares of Common Stock with respect to which all incentive stock options first become exercisable by any grantee in any calendar year under this or another plan of the Corporation and its Parent and Subsidiary corporations may not exceed $100,000 or such other amount as may be permitted from time to time under Section 422 of the Code. To the extent that such aggregate Fair Market Value shall exceed $100,000, or other applicable amount, such Options (taking Options into account in the order in which they were granted) shall be treated as nonqualified stock options. In such case, the Corporation may designate the shares of Common Stock that are to be treated as stock acquired pursuant to the exercise of an incentive stock option by issuing a separate certificate for such shares and identifying the certificate as incentive stock option shares in the stock transfer records of the Corporation.

     The exercise price of any incentive stock option granted to a grantee who owns (within the meaning of Section 422(b)(6) of the Code, after the application of the attribution rules in Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of shares of the Corporation or its Parent or Subsidiary corporations (within the meaning of Sections 422 and 424 of the Code) shall be not less than 110% of the Fair Market Value of the Common Stock on the grant date and the term of such Option shall not exceed five years.

     Incentive stock options shall only be issued to employees of the Corporation or of a Parent or Subsidiary of the Corporation.

          (f) Other Terms and Conditions. Options may contain such other provisions, not inconsistent with the provisions of the Plan, as the Committee shall determine appropriate from time to time. No Option shall be an incentive stock option unless so designated by the Committee at the time of grant or in the Grant Agreement evidencing such Option.

     7. Withholding of Taxes
        --------------------

     The Corporation may require, as a condition to any exercise of an Option under the Plan or a Grant Agreement (hereinafter referred to as a "taxable event"), that the grantee pay to the Corporation, in cash, any federal, state or local taxes of any kind required by law to be withheld with respect to any taxable event under the Plan. The Corporation, to the extent permitted or required by law, shall have the right to deduct from any payment of any kind (including salary or bonus) otherwise due to a grantee any federal, state or local taxes of any kind required by law to be withheld with respect to any taxable event under the Plan, or to retain or sell without notice a sufficient number of the shares to be issued to such grantee to cover any such taxes.

     8.  Transferability
         ---------------

     To the extent required to comply with Rule 16b-3, and in any event in the case of an incentive stock option, no Option granted under the Plan shall be transferable by a grantee otherwise than by will or the laws of descent and distribution. Unless otherwise determined by the Committee in accord with the provisions of the immediately preceding sentence, an Option may be exercised during the lifetime of the grantee, only by the grantee or, during the period the grantee is under a legal disability, by the grantee's guardian or legal representative.

     9. Adjustments; Business Combinations
        ----------------------------------

     In the event of a reclassification, recapitalization, stock split, stock dividend, combination of shares, or other similar event, the maximum number and kind of shares reserved for issuance or with respect to which Options may be granted under the Plan as provided in Section 4 shall be adjusted to reflect such event, and the Committee shall make such adjustments as it deems appropriate and equitable in the number, kind and price of shares covered by outstanding Options made under the Plan, and in any other matters which relate to Options and which are affected by the changes in the Common Stock referred to above.

     In the event of any proposed Change in Control, the Committee shall take such action as it deems appropriate to effectuate the purposes of this Plan and to protect the grantees of Options, which action may include, but without limitation, any one or more of the following: (i) acceleration or change of the exercise dates of any Option; (ii) arrangements with grantees for the payment of appropriate consideration to them for the cancellation and surrender of any Option; and (iii) in any case where equity securities other than Common Stock of the Corporation are proposed to be delivered in exchange for or with respect to Common Stock of the Corporation, arrangements providing that any Option shall become one or more Options with respect to such other equity securities.

     In the event the Corporation dissolves and liquidates (other than pursuant to a plan of merger or reorganization), then notwithstanding any restrictions on exercise set forth in this Plan or any Grant Agreement (i) each grantee shall have the right to exercise his Option at any time up to ten (10) days prior to the effective date of such liquidation and dissolution; and (ii) the Committee may make arrangements with the grantees for the payment of appropriate consideration to them for the cancellation and surrender of any Option that is so canceled or surrendered at any time up to ten (10) days prior to the effective date of such liquidation and dissolution. The Committee may establish a different period (and different conditions) for such exercise, cancellation, or surrender to avoid subjecting the grantee to liability under Section 16(b) of the Exchange Act Any Option not so exercised, canceled, or surrendered shall terminate on the last day for exercise prior to such effective date.

     10. Termination and Modification of the Plan
         ----------------------------------------

     The Board, without further approval of the stockholders, may modify or terminate the Plan or any portion thereof at any time, except that no modification shall become effective without prior approval of the stockholders of the Corporation if stockholder approval is necessary to comply with any tax or regulatory requirement or rule of any exchange or Nasdaq System upon which the Common Stock is listed or quoted; including for this purpose stockholder approval that is required for continued compliance with Rule 16b-3 or stockholder approval that is required to enable the Committee to grant incentive stock options pursuant to the Plan.

     The Committee shall be authorized to make minor or administrative modifications to the Plan as well as modifications to the Plan that may be dictated by requirements of federal or state laws applicable to the Corporation or that may be authorized or made desirable by such laws. The Committee may amend or modify the grant of any outstanding Option in any manner to the extent that the Committee would have had the authority to make such Option as so modified or amended. No modification may be made that would materially adversely affect any Option previously made under the Plan without the approval of the grantee.

     11. Non-Guarantee of Employment
         ---------------------------

     Nothing in the Plan or in any Grant Agreement thereunder shall confer any right on an employee to continue in the employ of the Corporation or shall interfere in any way with the right of the Corporation to terminate an employee at any time.

     12. Termination of Employment
         -------------------------

     For purposes of maintaining a grantee's continuous status as an employee and accrual of rights under any Options, transfer of an employee among the Corporation and the Corporation's Parent or Subsidiaries shall not be considered a termination of employment. Nor shall it be considered a termination of employment for such purposes if an employee is placed on military or sick leave or such other leave of absence which is considered as continuing intact the employment relationship; in such a case, the employment relationship shall be continued until the date when an employee's right to reemployment shall no longer be guaranteed either by law or contract.

     13. Written Agreement
         -----------------

     Each Grant Agreement entered into between the Corporation and a grantee with respect to an Option granted under the Plan shall incorporate the terms of this Plan and shall contain such provisions, consistent with the provisions of the Plan, as may be established by the Committee.

     14. Non-Uniform Determinations
         --------------------------

     The Committee's determinations under the Plan (including, without limitation, determinations of the persons to receive Options, the form, amount and timing of such Options, the terms and provisions of such Options and the agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Options under the Plan, whether or not such persons are similarly situated.

     15. Limitation on Benefits
         ----------------------

     With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

     16. Listing and Registration
         ------------------------

     If the Corporation determines that the listing, registration or qualification upon any securities exchange or upon any Nasdaq System or under any law, of shares subject to any Option is necessary or desirable as a condition of, or in connection with, the granting of same or the issue or purchase of shares thereunder, no such Option may be exercised in whole or in part and no restrictions on such Option shall lapse, unless such listing, registration or qualification is effected free of any conditions not acceptable to the Corporation.

     17. Compliance with Securities Laws
         -------------------------------

     The Corporation may require that a grantee, as a condition to exercise of an Option, and as a condition to the delivery of any share certificate, provide to the Corporation, at the time of each such exercise and each such delivery, a written representation that the shares of Common Stock being acquired shall be acquired by the grantee solely for investment and will not be sold or transferred without registration or the availability of an exemption from registration under the Securities Act and applicable state securities laws. The Corporation may also require that a grantee submit other written representations which will permit the Corporation to comply with federal and applicable state securities laws in connection with the issuance of the Common Stock, including representations as to the knowledge and experience in financial and business matters of the grantee and the grantee's ability to bear the economic risk of the grantee's investment. The Corporation may require that the grantee obtain a "purchaser representative" as, that term is defined in applicable federal and state securities laws. The stock certificates for any shares of Common Stock issued pursuant to this Plan may bear a legend restricting transferability of the shares of Common Stock unless such shares are registered or an exemption from registration is available under the Securities Act and applicable state securities laws. The Corporation may notify its transfer agent to stop any transfer of shares of Common Stock not made in compliance with these restrictions. Common Stock shall not be issued with respect to an Option granted under the Plan unless the exercise of such Option and the issuance and delivery of share certificates for such Common Stock pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any national securities exchange or Nasdaq System upon which the Common Stock may then be listed or quoted, and shall be further subject to the approval of counsel for the Corporation with respect to such compliance to the extent such approval is sought by the Committee.

     18. Governing Law
         -------------

     The validity, construction and effect of the Plan, of Grant Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Board or Committee relating to the Plan or such Grant Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the State of Delaware, without regard to its conflict of laws rules and principles.

     19. Plan Subject to Certificate of Incorporation and By-Laws
         --------------------------------------------------------

     This Plan is subject to the Certificate of Incorporation and By-Laws of the Corporation, as they may be amended from time to time.


     20. Effective Date; Termination Date
         --------------------------------

     The Plan is effective as of May 7, 2002, the date on which the Plan was adopted by the Board, subject to approval of the stockholders within twelve months of such date. Unless previously terminated, the Plan shall terminate on the close of business on May 7, 2012, ten years from the effective date. Subject to other applicable provisions of the Plan, all Options granted under the Plan prior to termination of the Plan shall remain in effect until such Options have been satisfied or terminated in accordance with the Plan and the terms of such Options.

                                 PTN MEDIA, INC.
                      455 EAST EISENHOWER PARKWAY, SUITE 15
                           ANN HARBOR, MICHIGAN 48108

--------------------------------------------------------------------------------
                                 REVOCABLE PROXY
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PTN MEDIA, INC. FOR USE ONLY AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 24, 2002 AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

The undersigned hereby appoints Peter Klamka as Proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote as designated below, all the shares of Common Stock of PTN Media, Inc. held of record by the undersigned on May 24, 2002, at the Annual Meeting of Stockholders to be held on June 24, 2002, or any adjournment or postponement thereof, with all the powers that the undersigned would possess if personally present as indicated below.

SHARES OF COMMON STOCK OF THE COMPANY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SHARES WILL BE VOTED FOR PROPOSAL1, FOR PROPOSAL 2, FOR PROPOSAL 3, AND FOR PROPOSAL 4, AND OTHERWISE AT THE DISCRETION OF THE PROXIES.

The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders of the Company called for June 24, 2002, a Proxy Statement for the Annual Meeting, the Company's Annual Report on Form 10- KSB for the fiscal year ended December 31, 2001, and the Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 2002.

                 Continued and to be voted and signed on reverse

THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED.

The Board of Directors recommends that you vote FOR Proposal 1, FOR Proposal 2, FOR Proposal 3, and FOR Proposal 4.

(1)      ELECTION OF DIRECTOR: Nominee: Peter Klamka    For |_|      Against |_|

(2)      To approve a proposal to change the name of the Company to
         Legend Mobile, Inc.
                         For |_|      Against |_|        Abstain |_|

(3) To consider and vote upon a proposal to approve the Company's 2002 Stock Option Plan.
                         For|_|      Against |_|        Abstain |_|

(4) To ratify the appointment of Stonefield Josephson, Inc. as the Company's independent auditors for the fiscal year ending December 31, 2002.
                        For |_|      Against |_|        Abstain |_|



If you plan to attend the Annual Meeting please check the following box: |_|

THIS PROXY HAS BEEN MADE AVAILABLE TO:

Signature
--------------------------------------------------------------------------------

Signature
--------------------------------------------------------------------------------

Date
--------------------------------------------------------------------------------

Please sign exactly as your name( s) appear( s) on this proxy. Only one signature is required in case of a joint account. When signing in a representative capacity, please give title. Please mark, sign, date, and promptly return this proxy card using the enclosed envelope.